                                                                Exhibit 10.10


                      Multitrak Software Development Corp.
                                119 Beach Street
                             Boston, MA 02111-2502

                                 April 30, 1992

LRF Investments, Inc.
189 Wells Avenue Suite 4
Newton, MA 02159

      Re: Multitrak Software Development Corp.

Dear Joe:

      The purpose of this letter is to confirm the agreements that we have made with respect to the maturity dates for certain debt obligations owed to LRF Investments, Inc. ("LRF") by Multitrak Software Development Corp. ("Multitrak") and the extension of certain rights which LRF has under certain warrants issued by Multitrak to LRF. This letter will confirm our agreement that LRF hereby extends the maturity dates for each of the debt obligations owed by it by Multitrak by one year from the original maturity dates indicated on each of the debt obligations described on the "Summary Data of Notes Payable" attached hereto. Multitrak hereby agrees that the warrants issued by Multitrak to LRF and originally dated August 15, 1989 respectively for what are now 40,000 shares and 80,000 shares of Multitrak and which originally expired on March 31, 1993 are hereby extended to March 31, 1994. This agreement is signed as an instrument under seal. These agreements are in consideration for each other. Please confirm your agreement to the foregoing by signing where provision is made below and returning a signed copy to me.

                                            Sincerely yours,

                                            Multitrak Software Development Corp.


                                            By: /s/ Michael B. Shattow
                                                -----------------------------
                                                Michael B. Shattow, President
The foregoing is agreed to:

LRF Investments, Inc.


By: Joseph J. Freeman
    -----------------------

MULTITRAK SOFTWARE
SUMMARY DATA ON NOTES PAYABLE
-----------------------------

NAME                   DATE                                     ORIGINAL   REVISED                                           CURRENT
OF                     OF                 FACE      INTEREST    MATURITY   MATURITY  SPECIAL                               PRINCIPAL
ISSUE                  ISSUE            AMOUNT       RATE       DATE       DATE      FEATURES                            OUTSTANDING
REVOLVING CREDIT LINE  APR 20 88    $100,000.00  PRIME + 3.5%  MAY 31 91  MAY 31 93  SUBORDINATED TO SENIOR DEBT.         $45,564.47
                                                                                     SUBORDINATED TO BANK DEBT.
                                                                                     EQUITY REPURCHASE OPTION BY MSDC.
                                                                                     EXERCISE OF EQUITY REPURCHASE
                                                                                       OPTION MAY AFFECT ELECTION
                                                                                       OF DIRECTORS.
                                                                                     SECURED BY ASSETS.

SUBORDINATED NOTES     APR 20 88    $240,000.00  PRIME + 3.5%  APR 30 91  APR 30 93  SUBORDINATED TO SENIOR DEBT.        $240,000.00
                                                                                     SUBORDINATED TO BANK DEBT.
                                                                                     EQUITY REPURCHASE OPTION BY MSDC.
                                                                                     EXERCISE OF EQUITY REPURCHASE
                                                                                       OPTION MAY AFFECT ELECTION
                                                                                       OF DIRECTORS.
                                                                                     SECURED BY ASSETS.

SUBORDINATED NOTES     OCT 25 88    $160,000.00  PRIME + 3.5%  APR 30 91  APR 30 93  SUBORDINATED TO SENIOR DEBT.        $160,000.00
                                                                                     SUBORDINATED TO BANK DEBT.
                                                                                     EQUITY REPURCHASE OPTION BY MSDC.
                                                                                     EXERCISE OF EQUITY REPURCHASE
                                                                                       OPTION MAY AFFECT ELECTION
                                                                                       OF DIRECTORS.
                                                                                     SECURED BY ASSETS.

SECURED NOTE           AUG 15 89    $500,000.00  PRIME + 3.5%  APR 01 91  APR 01 93  SECURED BY ASSETS.                  $500,000.00
                                                                                     40,000 WARRANTS @ $1.75,
                                                                                       EXPIRING MAR 31 93.
                                                                                     80,000 WARRANTS @ $1.75,
                                                                                       EXPIRING MAR 31 93.
                                                                                     NOTE REPAYMENT BEGINS APR 01 93
                                                                                       @ APPROXIMATELY $17,000 PER
                                                                                       MONTH IF NOTE NOT REPAID
                                                                                       BY MAR 31 93.

LINE OF CREDIT         JAN 29 90    $240,000.00  PRIME + 3.5%  ON DEMAND  ON DEMAND  SECURED BY RECEIVABLES              $240,000.00

TOTAL LRF NOTES:                  $1,240,000.00                                                                        $1,185,564.47
                                  =============                                                                        =============